PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL
Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED
RESEARCH, COLLABORATION AND LICENSE AGREEMENT

This FIRST AMENDMENT (the "Amendment"), dated December 20, 2019 (the "Amendment Date"), is entered into by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation ("Penn"), and Amicus Therapeutics, Inc., a corporation organized under the laws of the state of Delaware ("Licensee"). Penn and Licensee may be referred to herein as a "Party" or, collectively, as "Parties".

WHEREAS, the Parties entered into a Research, Collaboration & License Agreement dated October 8, 2018, which was later amended pursuant to the Amended and Restated Research, Collaboration & License Agreement dated May 28, 2019 (the "Collaboration Agreement"), pursuant to which, among other things, Penn and Licensee are conducting a research program for the pre-clinical development of ce1iain gene therapy products intended to treat certain specified indications; and

WHEREAS, the Pa1iies now wish to amend certain provisions of the Collaboration Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.The Research Plan and timeline contained in Exhibit B of the Agreement for the [***] programs is hereby amended to include the additional work and timeline outlined in the updated Exhibit B to this First Amendment.

2.The Research Program Budget contained in Exhibit C of the Agreement for the [***] is hereby amended to include the new Research Program Budget contained in Exhibit C to this First Amendment. The payment schedule contained in Exhibit C of the Agreement is amended and restated in its entirety as set forth in Exhibit C to this First Amendment.

3.This First Amendment and the Agreement contains the entire understanding between the Pa1iies and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Patties with respect to the matters contained in the Agreement and this First Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this First Amendment shall be binding upon any Patty, unless in writing and signed by an authorized representative of each Party.

4.All terms and conditions of the Agreement not changed by this First Amendment shall remain in full force and effect.

5.Signatures on this First Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail, which signatures shall be deemed originals. If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

[Remainder of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Agreement as of the Amendment Date.

THE TRUSTEES OF THE UNIVERSITY
OF PENNSYLVANIA

By: /s/ John S. Swartley., PhD
Name: John S. Swartley, PhD
Title: Associate Vice Provost for
Research and Managing Director, Penn Center for Innovation

AMICUS THERAPEUTICS, INC.

By: /s/ John F. Crowley
Name: John F. Crowley
Title: Chairman and CEO

Read and Acknowledged:

By: /s/ Dr. James M. Wilson
Name: Dr. James Wilson
Title: Director, Gene Therapy Program

Exhibit B

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Exhibit C

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